UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Flex Fuels Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRINCIPAL EXECUTIVE OFFICES: 30 St Mary Axe London, United Kingdom EC3A 8EP	PLACE OF MEETING: 30 St Mary Axe London, United Kingdom EC3A 8EP
[●], 2008

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

Our Annual Meeting of Shareholders (the “Annual Meeting”) will be held at 30 St Mary Axe

London, United Kingdom, EC3A 8EP on December 12, 2008 at 11.00 a.m., local time.

The purpose of the meeting is to:

1.	elect three directors for a one-year term; and

2.	act upon such other matters as may properly come before the meeting.

Only Flex Fuels shareholders of record at the close of business on October 27, 2008 (the “record date”) will be entitled to vote at the meeting. Please vote in one of the following ways:

•
The preferred methods of voting are either by telephone or by Internet as described on the WHITE proxy card. These methods are both convenient for you and reduce the expense of soliciting proxies for the Company. If you prefer not to vote by telephone or the Internet, please complete, sign and date your WHITE proxy card and mail it in the envelope provided; or

•	in person at the Annual Meeting.

YOUR VOTE IS EXTREMELY IMPORTANT

***CAUTION***
FLEX FUELS HAS RECEIVED A NOTICE FROM THOMAS BARR, VICE PRESIDENT OF ALTERNATIVE FUELS AND ONE OF OUR CURRENT DIRECTORS, THAT HE INTENDS TO NOMINATE HIS OWN NOMINEES TO FLEX FUEL’S BOARD OF DIRECTORS AT THE ANNUAL MEETING. THE BOARD URGES YOU NOT TO VOTE ANY PROXY SENT TO YOU BY MR. BARR OR HIS AFFILIATES. IF YOU HAVE PREVIOUSLY VOTED A PROXY SENT TO YOU BY MR.. BARR OR HIS AFFILIATES, YOU CAN REVOKE IT BY SUBMITTING A TIMELY, LATER-DATED PROXY.

Whether or not you plan to attend the Annual Meeting, and whatever the number of shares you own, please complete, sign, date and promptly return the enclosed WHITE proxy/voting instruction card.  Please use the accompanying postage-paid envelope or, to vote by Internet, log on to http://www.proxyvoting.com/FXFL and follow the instructions provided. Alternatively, if you own shares in “street name” through a bank, broker or other nominee, you may vote your shares by telephone or Internet by following the instructions on the proxy/voting instruction form.  Please note, however, that if you wish to vote at the meeting and your shares are held of record by a broker, bank or other nominee, you must obtain a proxy issued in your name from that record holder.

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO SHAREHOLDERS OF FLEX FUELS AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF FLEX FUELS STOCK TO GAIN ADMISSION TO THE MEETING.

Your vote is important and we encourage you to vote promptly by one of the methods listed above. If you have any questions or need assistance in voting your shares of Flex Fuels common stock, please call Morrow & Co., LLC at +44207-222-4645 or +1-203-658-9400, via e-mail fxfl@morrowco.com.

By order of the Board of Directors,

/s/ Helen Wallace
Helen Wallace
Acting Secretary

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2008

[●],2008

Dear shareholder:

You are cordially invited to attend Flex Fuels’ 2008 Annual Shareholders Meeting. The meeting will be held on December 12, 2008 at 11:00 a.m., local time, at 30 St Mary Axe London, United Kingdom, EC3A 8EP.

I encourage each of you to vote your shares through one of the methods described in the enclosed Proxy Statement, and if your schedule permits, to attend the meeting. I would appreciate your support of the nominated directors. Your vote is important, so please act at your first opportunity.

On behalf of your Board of Directors, thank you for your continued support of Flex Fuels.

/s/ Brian F. Barrows

Brian Barrows
Chief Executive Officer and Director

PROXY STATEMENT

ABOUT THE 2008 ANNUAL MEETING

This proxy statement (the “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share (the “Common Stock”), of Flex Fuels Energy, Inc. (“Flex Fuels” or the “Company”). Proxies are being solicited on behalf of the Board of Directors of the Company (the “Board”) to be used at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 30 St Mary Axe, London, United Kingdom, EC3A 8EP on December 12, 2008 at 11:00AM, local time, for the purposes set forth in the Notice of 2008 Annual Meeting of Shareholders. This Proxy Statement, the form of proxy and the Company’s 2007 Annual Report on Form 10-KSB are being distributed to shareholders on or after [●], 2008.

The Company has received a notice from Thomas Barr, our Investor Relations Director and a director of the Company, that he intends to nominate his own nominees (the “Barr Nominees”) to the Company’s Board at the Annual Meeting.

The Barr Nominees have NOT been endorsed by your Board of Directors. We urge shareholders NOT to vote any proxy card that you may receive from the Barr Nominees. Your Board of Directors urges you to vote “FOR” our nominees for director, Brian Barrows, Paul Gothard and James Laird.

We are not responsible for the accuracy of any information provided by or relating to the Barr Nominees contained in any proxy solicitation materials filed or disseminated by or on behalf of the Barr Nominees or any other statements that they may otherwise make. The Barr Nominees choose which shareholders receive their proxy solicitation materials.  We are not involved in the distribution of the Barr Nominees’ proxy solicitation materials and do not endorse them in any way whatsoever.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 12, 2008:

This proxy statement is available on the Company’s investor Web site at http://www.flexfuelsenergy.com.  In addition, Flex Fuels makes available, free of charge on its website, its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports after electronically filing the material with or furnishing the material to the Securities and Exchange Commission (the “SEC”).

VOTING PROCEDURES

Who Is Entitled to Vote?

Only shareholders of record at the close of business on October 27, 2008 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.  On that date, there were issued and outstanding  69,380,443 shares of Common Stock entitled to vote at the Annual Meeting. The Common Stock is the only class of voting securities of the Company.

A list of shareholders entitled to vote at the meeting will be available for examination at the Company’s offices for ten days before the Annual Meeting and at the Annual Meeting.

How Can I Vote Without Attending the Annual Meeting?

If you are a registered shareholder (i.e., you hold shares in your own name), you may vote in the following ways:

·
By Mail:  If you received a printed copy of the WHITE proxy card, you can vote by mail, by marking your WHITE proxy card, dating and signing it, and returning it in the postage paid envelope provided. Please promptly mail your WHITE proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

·	By Internet: To vote by Internet, log on to http://www.proxyvoting.com/FXFL and follow the instructions provided.
·	By Fax: You can return your vote by fax. Please mark your WHITE proxy card, date and sign it, and fax it to one of the following numbers +203-658-9444 or +44207-222-4651.

Alternatively, if you own shares in “street name” through a bank, broker or other nominee, you may vote your shares by telephone or Internet by following the instructions on the proxy/voting instruction form.

How Can I Change My Vote?

You can revoke your proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy by Internet, telephone, fax or mail; or

•
Attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting.

How Many Votes Must be Present to Conduct Business at the Annual Meeting?

In order for business to be conducted, a quorum must be represented at the Annual Meeting. A quorum is a majority of the shares entitled to vote at the Annual Meeting. Shares represented by a proxy marked “withhold” or “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum. If the election of directors is a “discretionary” item (as discussed below), a proxy as to which there is a “broker non-vote” will be considered present at the Annual Meeting for purposes of determining a quorum.

How Many Votes Am I Entitled to Cast?

You are entitled to cast one vote for each share of Common Stock you own on the record date. Shareholders do not have the right to vote cumulatively in electing directors.

How Many Votes Are Required to Elect Directors?

Under the State of Nevada Private Corporations Act, directors are elected by a plurality of votes cast at the meeting, meaning that the three nominees receiving the most votes will be elected.  Only votes cast “For” a nominee will be counted. An instruction to “withhold” authority to vote for one or more of the nominees will result in those nominees receiving fewer votes, but will not count as a vote against the nominees. Abstentions and broker non-votes will have no effect on the director election since only votes “For” a nominee will be counted.

Will My Shares be Voted if I Do Not Provide Instructions to My Broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).

If the Barr Nominees solicit proxies to elect the Barr Nominees to Flex Fuels’ Board of Directors at the Meeting, then the election of directors will also be a “non-discretionary” item. As a result, if your shares are held in “street name” and you do not provide instructions as to how your shares are to be voted in the election of directors, your broker or other nominee will not be able to vote your shares in the election of directors, and your shares will not be voted for any of Flex Fuels’ nominees. We urge you to provide instructions to your broker or nominee so that your votes may be counted on this important matter. You should vote your shares by following the instructions provided on your Flex Fuels Notice or WHITE voting instruction form to your bank, broker or other nominee to ensure that your shares are voted on your behalf.

If the Barr Nominees do not solicit proxies to elect nominees to the Board of Directors at the Annual Meeting, the election of directors will be a “discretionary” item.

What if I Return a WHITE Proxy Card But Do Not Provide Specific Voting Instructions For Some or All of the items?

All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your WHITE proxy card but do not give voting instructions, the shares represented by that signed proxy will be voted as recommended by the Board of Directors. The Board of Directors recommends a vote “For” the election of the three director nominees named in this Proxy Statement.

What if Other Matters Are Voted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares, the persons named as legal proxies in the Board’s WHITE proxy card will have the discretion to vote on those matters for you. At the date we mailed this Proxy Statement to our stockholders, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

What does it mean if I get more than one proxy or voting instruction card?

If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy or voting instruction cards that you are entitled to, to ensure that all of your shares are voted.

In addition, as previously noted, Thomas Barr has provided notice that he intends to nominate and solicit proxies to elect the Barr Nominees to the  Board at the Annual Meeting.  As a result, you may receive proxy materials and proxy cards from both the Company and the Barr Nominees. The Board encourages you to vote each WHITE proxy card that you receive and urges you not to sign or return any proxy card sent to you by the Barr Nominees.  Note that voting against the Barr Nominees on any proxy card that the Barr Nominees may send you will not be counted as a vote for the Company’s nominees and could result in the revocation of any previous vote that you may have cast for management on a WHITE proxy card sent to you by the Company.  It is for this reason that you should not return any proxy card that the Barr Nominees may send to you.

Even if you have previously signed a proxy card sent by the Barr Nominees, you have a right to change your vote by signing, dating and returning the WHITE proxy card provided by the Company.

PROPOSAL 1

ELECTION OF DIRECTORS FOR A ONE-YEAR TERM

The number of directors of the Company to be elected at the 2008 Annual Meeting is three (3). On September 26, 2008, a meeting of the Board of Directors was held to increase the number of directors from one to three.  Messrs. Barrows and Barr were present at the meeting, were present at the meeting, constituted a quorum, and both voted in favor of the increase, causing the resolution to be adopted by majority vote. The directors elected at the 2008 Annual Meeting will serve until their respective successors are elected and qualified or until their earlier death or resignation, as provided for in the Company’s bylaws and under Nevada Law.

NOMINEES

Information about the Company’s nominees, Brian Barrows, Paul Gothard and James Laird, is set forth below.  Mr. Barrows, Mr. Laird are currently directors of the Company. Mr. Barr, who we are not nominating for election as a director, is also a current director of the Company.

On May 16, 2008, Mr. Laird, who was then serving as a director of the Company, submitted a letter resigning from the Board.  At the request of Mr. Barrows, Mr. Laird rescinded his resignation and confirmed the rescission by letter dated May 22, 2008 and continues to serve as a director.  Mr. Barr, a director of the Company, disputes the effectiveness of that rescission and has obtained a temporary restraining order from the District Court in Clark County, Nevada (the “Court”) prohibiting Mr. Laird from acting in his capacity as a director of the Company.  The Court has not ruled on the merits of Mr. Barr’s claims to date.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES NAMED HEREIN AS DIRECTORS. UNLESS OTHERWISE INDICATED ON YOUR PROXY, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF SUCH NOMINEES AS DIRECTORS.

Brian Barrows, 63.	Mr. Barrows was appointed Chief Executive Officer and a member of our Board effective as of October 17, 2007. He is currently the Chief Executive Officer and a director of Flex Fuels Energy, Ltd. (“FFE Ltd.”), the Company’s wholly owned subsidiary. Mr. Barrows joined FFE Ltd. in July 2007. Previous to this role he served 10 years in several posts within the Welsh Development Agency and Welsh Assembly Government, initially serving as Director of Oil & Gas Development, and ultimately promoted to Head of Energy Operations, which position he held from October 1997 until July 2007 . In his role as Head of Energy Operations he had a key role in managing over $15 billion of energy projects and related strategic supply chains. This role involved close interaction with matters across the energy spectrum, including upstream and downstream oil and gas production, coal extraction, large scale power generation, renewable energy, electricity and gas transport infrastructure. He was also responsible for coordinating with key industry participants, providing input on policy development, preparing ministerial briefs and correspondence, and accompanying ministers on overseas visits. His achievements included the development of two very large liquefied natural gas terminals and associated major gas infrastructure reinforcement, over 7GWe of power plant including coal, gas and nuclear technologies, the UK’s first major onshore and offshore wind farms, and a the worlds largest biomass generation plant. From 1973 to 1997, Mr. Barrows worked in the international offshore oil & gas industry, progressing to senior positions in a range of both capital and operational engineering projects, including deployment of a variety of high value marine and sub-sea assets on a global basis.

Paul Gothard, 41.
Mr. Gothard, a chartered accountant, is currently the Chief Financial Officer of Datawind UK Plc.  and has been retained in a consulting capacity as the Company’s Chief Financial Officer since October 13, 2008.  Mr. Gothard previously served as Chief Financial Officer for Flex Fuels Energy Inc. between January 2007 and May 2008. After the initial public offering of Malibu Minerals (the predecessor company to Flex Fuels), he was responsible for the preparation and oversight of all of the Company’s SEC filings.  In addition, he set up the Company’s financial reporting systems and undertook the duties of Company Secretary.  Prior to that, he was the chief financial officer and a director of MGT Capital Investments, Inc (formerly Medicsight, Inc) (“MGT”), an investment company that focuses on the Healthcare Information Technology sector. Mr. Gothard joined MGT in July 2001 as group financial controller and was appointed chief financial officer and director to the board of directors of MGT in November 2002. Mr. Gothard left MGT in March 2006 after it was successfully listed  on the American Stock Exchange.  Between April 2006 and December 2006, Mr. Gothard enjoyed a career break.  Mr. Gothard obtained a BA (Honors) degree in 1989 in Accounting and Finance and became a member of the Institute of Chartered Accountants in England and Wales in 1993.  His key area of expertise is in US listed start-up companies and SEC reporting.

James Laird, 52.	Mr. Laird has over 30 years experience as a mineral exploration consultant to major and junior mining companies and as an exploration manager. He currently serves on the Boards of Silver Fields Resources Ltd., Oxbow Resources Ltd., Laredo Resources Ltd., and FFE Ltd. Based mainly in British Columbia (“BC”), he has made discoveries of economic deposits of precious and base metals, industrial minerals, gemstones and lapidary materials. He has designed, permitted and managed successful exploration programs in a variety of geological and political environments.

Mr. Laird is a BC Qualified Prospector and his consulting company, Laird Exploration Ltd. (“Lairdex Ltd.”), has provided exploration management services and mineral properties of merit for the Mining Industry for 30 years. Mr. Laird has been the President of Lairdex Ltd. since 1992. Lairdex Ltd. creates Canadian mineral specimen kits for the Geological Survey of Canada and many BC educational institutions, and provides rare mineral specimens to collectors. Educational services include prospecting classes for the former BC and Yukon Chamber of Mines, the BC Institute of Technology, the BC Museum of Mining and many public schools. BC mineral collecting field trips for Universities and Museums are also offered.

Mr. Laird is a published author of numerous historical mining articles, a noted outdoor photographer, and award-winning documentary filmmaker for the Discovery Channel HD film “Lost Nuke”, the story of the world’s first lost nuclear bomb.

If any of the nominees named above is not available to serve as a director at the time of the 2008 Annual Meeting (an event which the Board does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board may designate.

CORPORATE GOVERNANCE MATTERS

Board Meetings

The Board only held one formal meeting that was attended by all of our directors during 2007 and 2008 because of limited resources and staff constraints.  The Board did meet informally and continued to provide oversight and management during this period.  However, the Board intends to begin meeting on a quarterly basis in 2009.

Board Determination of Independence

The Company’s securities are not listed on a U.S. national securities or an interdealer automated quotation system, and is therefore not required to have any independent directors.  Nevertheless, the Board had previously determined that as of December 31, 2006, Mr. Thomas Barr qualified as an  “independent” director as that term is defined by the National Association of Securities Dealers Automated Quotations (“NASDAQ”); however, on April 12, 2007, the Company entered into an employment agreement with Mr. Barr, and thus our Board no longer believes that Mr. Barr is “independent” according to NASDAQ rules.  None of the other directors or nominees meet the NASDAQ independence standard.

Board Committees

Currently, the Board has no committees, but will consider creating audit, nominating or compensation committees following the Annual Meeting and election of directors as reasonably appropriate and necessary based on the Company’s current size.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code of Ethics”) applicable to our principal executive, financial and accounting officer or persons performing similar functions.  The Code of Ethics is available at www.flexfuelsenergy.com under the “Investors” link. The Company will provide copies in print, free of charge, to shareholders upon request. Any waivers of or amendments to the Code of Ethics will be promptly posted to the Company’s website.

Shareholder Communications with the Board

The Company does not have a formal procedure for shareholder communication with the Board, including any suggestions for the nomination of directors.  The Board expects that it will consider nominees recommended by the Company’s shareholders provided that the recommendation contains sufficient information for the Board to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by shareholders that comply with these procedures will receive the same consideration as candidates recommended by the Board.

In general, members of the Board and executive officers are accessible by telephone or mail.  Any matter intended for the Board, or for any individual member or members of the Board, should be directed to  Helen Wallace, the  Acting Secretary, with a request to forward the communication to the intended recipient.

Related Person Transactions

On March 27, 2006, the Company acquired a mineral license for the Malibu Gold Property from Mr. Laird, a director and shareholder, for $10,000. Mr. Laird is a citizen of Canada.

Since non-Canadian individuals or companies cannot directly hold mineral licenses in British Columbia, Mr. Laird initially held the license on behalf of the Company. In June 2006, the license was transferred by Mr. Laird to Ms. Esther Briner, a licensed Canadian prospecting agent. In July 2007, Ms. Briner transferred the license to Coalharbour Consulting, Inc (“Coalharbour”), a licensed Canadian prospecting agent owned and controlled by Esther Briner.  In December 2007, Coalharbour transferred the license back to Mr. Laird, who currently holds it on behalf of the Company.

Review, Approval or Ratification of Transactions with Related Persons

If, in the future, we enter into any transaction with persons related to us, our Board of Directors will evaluate the terms of all of such transactions to ensure that such transactions are commercially reasonable and on terms no less favorable to us than those we could have obtained from an unaffiliated third party on an arm’s length basis. Our practice has been, based on legal advice received, to ask that all related parties recuse themselves from negotiating and voting on behalf of the Company in connection with related party transactions.

OWNERSHIP OF SECURITIES

Security Ownership of Management and Directors

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 28 , 2008 (i) by each person who is known by us to beneficially own more than 5% of our Common Stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Each person’s address is c/o Flex Fuels Energy, Inc., 30 St Mary Axe, London, EC3A 8EP, United Kingdom.  The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on October 28, 2008, and all shares of our Common Stock issuable to that person upon exercise of any outstanding options and other derivative securities owned by that person which are exercisable within 60 days of October 28 , 2008. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them.

Beneficial owner	Position	Number of Shares Beneficially Owned		Percentage of Common Stock Owned (1)
Brian Barrows	Chief Executive Officer and Director	--		--
Paul Gothard	Chief Financial Officer	65,000		*
James Laird	Vice President of Mineral Operations and Director	100,002	(2)	*
Thomas Barr	Investor Relations Director and Director	749,382	(2)	1.1%
Iestyn Morgan	--	6,606,887	(2)	9.5%
Gillian Penton	--	7,865,341	(2) (5)	11.3%
Gordon Ewart	Former Chief Executive Officer	7,865,341	(3)	11.3%
JTC Trustees Limited as Trustee of the Logo Investment Trust	--	7,865,341	(2) (4)	11.3%
All Officers and Directors as a Group (4 persons)		914,384		1.3%

* Beneficial ownership set forth above is less than 1%.

(1)	Percentage ownership is based upon 69,380,433 shares of Common Stock outstanding as of September 30, 2008.

(2)	Beneficial ownership consists entirely of our Common Stock.

(3)
Mr. Gordon Ewart’s (the Former Chief Executive Officer) beneficial ownership of the shares of the Company’s Common Stock solely consists of him being a beneficiary of the shares held by JTC Trustees Limited as Trustee of the Logo Investment Trust (“JTC”). Mr. Ewart does not have the disposition or voting power over shares held by JTC.

(4)	JTC’s address is 9 Castle Street, St Helier, Jersey JE2 3RT.

(5)	Mrs. Penton is the wife of John Penton, one of the original founders of the Company. and holds the shares that were granted to Mr. Penton.

NAMED EXECUTIVE OFFICER COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other named executive officers and directors of our Company (collectively, the “named officers”) for the years ended December 31, 2007 and December 31, 2006.

Summary Compensation Table

Name & Principal Position	Year	Salary ($’000)	Bonus ($’000)	Stock Awards ($’000)	Option Awards ($’000)	Non-Equity Incentive Plan Compensation ($’000)	Change in Pension Value and No-Qualified Deferred Compensation Earnings ($’000)	All Other Compensation (1) ($’000)	Total ($’000)
Brian Barrows Chief Executive Officer and Director (2)	2007	75	-	-	-	-	-	-	75
Gordon Ewart Chief Executive Officer and Director (3)	2007	193	-	-	-	-	-	-	193
Paul Gothard Chief Financial Officer and Director (4)(7)	2007	149	-	35(7)	-		-	-	184
Jim Laird Director (5)	2007 2006	34 4	-		-	-	-	-	34 4
Thomas Barr Director (6)(8)(9)	2007 2006	101 -	-	610(8) 101(9)	-		-	-	711 48

(1)
With the exception of reimbursement of expenses incurred by our named executive officers during the scope of their employment and stated stock award amounts, none of the named executive officers received any other compensation, perquisites, or personal benefits in excess of $10,000.

(2)           Mr. Barrows was appointed as our Chief Executive Officer and a director on October 17, 2007.
(3)	Mr. Ewart was appointed as our Chief Executive Officer on June 11, 2007 and director on May 29, 2007. On October 17, 2007 Mr. Ewart resigned as our Chief Executive Officer and director.
(4)           Mr. Gothard was appointed as our Chief Financial Officer on June 11, 2007 and director on May 29, 2007.
(5)
Mr. Laird was appointed as our Chief Executive Officer, acting Chief Financial Officer, President and director from the date of inception March 10, 2006 of the Company,.  On June 11, 2007, Mr. Laird resigned as our Chief Executive Officer and our acting Chief Financial Officer.

(6)           Mr. Barr was appointed as our director on December 18, 2006.
(7)
Mr. Gothard received 65,000 shares of our Common Stock on completion of the fourth financial filing (Form 10K or 10Q) following his appointment as Chief Financial Officer. Amount represents stock-based compensation expense for fiscal year 2006 for awards of stock granted in fiscal year ended December 31, 2007, under SFAS 123R.

(8)           Mr. Barr’s stock award for fiscal 2007 is comprised of the following:
•	On May 11, 2007 Mr. Barr was not required to retire shares of Common Stock in line with other shareholders – fair value of this compensatory element was $308,000.
•	Effective as of May 22, 2007, Mr. Barr received 137,344 shares of our Common Stock in consideration for his services as a director (fair value $124,000).
•	On May 25, 2007, Mr. Barr acquired 200,000 shares of Common Stock from a shareholder in a private transaction at below market value – fair value of this compensatory element was $178,000.
•	All amounts represent stock-based compensation expense for fiscal year 2006 for awards of stock granted in fiscal year ended December 31, 2007, under SFAS 123R.
(9)
Effective as of December 18, 2006, Mr. Barr received 412,038 shares of our Common Stock in consideration of his appointment as director on the same date. Amount represents stock-based compensation expense for fiscal year 2006 for awards of stock granted in fiscal year ended December 31, 2006, under SFAS 123R.

We do not have either (i) a plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans, or (ii) any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to any of our named executive officers at, following, or in connection with the resignation, retirement or other termination of any of our named executive officers, or in connection with the change in control of our company or a change in any of our named executive officers’ responsibilities following a change in control, with respect to each of our named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning unexercised options; stock that has not vested; and equity incentive plan awards for each of our named executive officers outstanding as of the end of our fiscal year ended December 31, 2007 and grants of options to purchase our Common Stock under our equity compensation plans, if any, to the named executive officers during the fiscal year ended December 31, 2007. As of December 31, 2007, we have not adopted any equity compensation plan pursuant to which we may grant equity awards to eligible persons.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian Barrows	--	--	--	--	--	--	--	--	--
Gordon Ewart	--	--	--	--	--	--	--	--	--
Paul Gothard(1)	--	--	--	--	--	--	--	65,000	75,000

(1)           Mr. Gothard Received 65,000 shares of our Common Stock on completion of the fourth financial filing (Form 10-K or 10-Q) following his appointment as Chief Financial Officer. The common stock was issued in May 2008. The amount of $35,000 was accrued as stock-based compensation expense for fiscal year 2007 for awards of stock granted in the year ended December 31, 2007, under SFAS 123R.

Employment Agreements

Brian Barrows

The Company is in the process of finalizing a contract with Mr. Brain Barrows. Currently, Mr. Barrows is being paid approximately $15,000 per month for his services on behalf of the Company by FFE, Ltd.

Paul Gothard

Effective as of March 28, 2007, FFE Ltd. entered into an employment agreement with Mr. Paul Gothard to employ Mr. Gothard as its Chief Financial Officer (the “Gothard Employment Agreement”).  Mr. Gothard left FFE Ltd. on April 30, 2008, although he is currently assisting the Company as a paid consultant with respect to SEC reporting matters.

We were required to reimburse Mr. Gothard for his expenses related to his employment by us on a basis no less favorable than that which may be authorized from time to time by the Board, in its sole discretion, for senior employees as a group.  Mr. Gothard was entitled to standard vacation and holiday benefits.

In addition, Mr. Gothard and we agreed to certain confidentiality, non-competition and non-solicitation provisions.

The Gothard Employment Agreement could have been terminated in accordance with the following provisions: (1) by us with Cause (as provided in the Gothard Employment Agreement), (2) by us without cause upon not less than 60 days advance written notice to Mr. Gothard; (3) as a result of Mr. Gothard’s death or disability, provided that such disability is expected to result in death or to be of a continuous duration of no less than six (6) months, and Mr. Gothard is unable to perform his usual and essential duties for the Company; (4) for any reason by Mr. Gothard upon sixty days prior written notice to the Company.

If we terminated Mr. Gothard’s employment, all payments under the Gothard Employment Agreement would cease, except for the Base Salary to the extent already accrued.  Upon Mr. Gothard’s death and/or permanent disability, Mr. Gothard or his executors, legal representatives or administrators, as applicable, would be entitled to an amount equal to Mr. Gothard’s base salary accrued through the date of termination. Upon termination of employment, if Mr. Gothard executed a written release, substantially in the form attached to the Gothard Employment Agreement, of any and all claims against us and all related parties with respect to all matters arising out of Mr. Gothard’s employment by us, unless the Employment Term expired or terminated for Cause, Mr. Gothard would receive, in full settlement of any claims Mr. Gothard may have related to his employment by us, base salary for one month from the date of termination, provided Mr. Gothard was otherwise in full compliance with the terms of the Gothard Employment Agreement.

Thomas Barr

Effective January 1, 2007, prior to its  acquisition by the Company, Malibu Minerals entered into an employment agreement with Mr. Thomas Barr (“Barr Employment Agreement”), as Vice President of Alternative Fuel Operations and nominated him as a member of its Board of Directors.  The term of Mr. Barr's employment was a three month term ending March 31, 2007 (the “Barr Employment Term”).

In April 2007, the Barr Employment Term ended and the Barr Employment Agreement became subject to renewal at FFE Ltd.’s sole discretion on a month to month term.  Although FFE Ltd. has not formally notified Mr. Barr of the renewal, FFE Ltd. continues to compensate Mr. Barr at a monthly rate of $5,500 throughout the Barr Employment Term (the “Base Salary”) for services as a FFE Ltd. director and as FFE Ltd.’s investor relations representative.

We were required to reimburse Mr. Barr for his expenses related to his employment by us on a basis no less favorable than that which may be authorized from time to time by the Board, in its sole discretion, for senior employees as a group.  Mr. Barr was entitled to standard vacation and holiday benefits.

In addition, Mr. Barr and we agreed to certain confidentiality, non-competition and non-solicitation provisions.

The Barr Employment Agreement could have been terminated in accordance with the following provisions: (1) by us with Cause (as provided in the Barr Employment Agreement), (2) by us without cause upon not less than 60 days advance written notice to Mr. Barr; (3) as a result of Mr. Barr’s death or disability, provided that such disability is expected to result in death or to be of a continuous duration of no less than six (6) months, and Mr. Barr is unable to perform his usual and essential duties for the Company; (4) for any reason by Mr. Barr upon sixty days prior written notice to the Company.

If we terminated Mr. Barr’s employment, all payments under the Barr Employment Agreement would cease, except for the Base Salary to the extent already accrued.  Upon Mr. Barr’s death and/or permanent disability, Mr. Barr or his executors, legal representatives or administrators, as applicable, would be entitled to an amount equal to Mr. Barr’s base salary accrued through the date of termination. Upon termination of employment, if Mr. Barr executed a written release, substantially in the form attached to the Barr Employment Agreement, of any and all claims against us and all related parties with respect to all matters arising out of Mr. Barr’s employment by us, unless the Employment Term expired or terminated for Cause, Mr. Barr would receive, in full settlement of any claims Mr. Barr may have related to his employment by us, base salary for one month from the date of termination, provided Mr. Barr was otherwise in full compliance with the terms of the Barr Employment Agreement.

Compensation of Directors

Our Board Chairman, Brian Barrows, is also an  officer of the Company in his capacity as chief executive officer.  Compensation for his  service as an officer is set forth in the “Summary Compensation Table” above.  Company directors do not receive any additional compensation from the Company, but may have separate employment  agreements with the Company.

FINANCIAL REPORTING MATTERS

Report of the Board

The Board oversees the Company’s financial reporting process.  Because the Board does not have a separate audit committee, the Board performs the functions that are typically delegated to an audit committee.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Board reviewed the audited financial statements in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Board reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Board under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent auditors’ examination of the financial statements. In addition, the Board discussed with the independent registered public accounting firm their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Board also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm is BDO Stoy Hayward LLP.  It is not currently anticipated that representatives of the Company's accounting firm will attend the Annual Meeting.

The following is a summary of the fees billed to our Company by BDO Stoy Hayward LLP for professional services rendered in connection with the fiscal years ended December 31, 2007 and 2006.

December 31, 2007
Audit fees	112,000
Audit related fees	-
Tax fees	-
All other fees	-
Total fees	$112,000

December 31, 2006
Audit fees	$60,000
Audit related fees	-
Tax fees	-
All other fees	-
Total fees	$60,000

The following is a summary of the fees billed to our Company by Moore & Associates, Chartered for professional services rendered in connection with the fiscal year ended December 31, 2006.

December 31, 2006
Audit fees	$41,950
Audit related fees	-
Tax fees	-
All other fees	-
Total fees	$41,950

Audit fees consist of billings for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports that are normally provided by independent accounting firms in connection with regulatory filings, including audit services performed related to mergers and acquisitions.

Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements, which are not reported under “Audit Fees.”

Tax fees consist of billings for professional services for tax compliance and tax planning regarding federal and state tax filings. All other fees consist of fees for products and services other than the services reported above.

Prior to our engagement of our independent auditor, such engagement was approved by our Board of Directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant our requirements, the independent auditors and management are required to report to our Board of Directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our Board of Directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 31, 2007, were approved by our Board of Directors.

OTHER MATTERS

The Board knows of no other business to be transacted at the 2008 Annual Meeting of Shareholders, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their judgment. The proxies may exercise discretionary authority only as to matters unknown to the Company a reasonable time before the date of this proxy solicitation.

Any shareholder who intends to present a proposal at the Company’s 2009 annual meeting of shareholders must send the proposal attention of Acting  Secretary, Flex Fuels, Inc., 30 St Mary Axe, London, United Kingdom, EC3A 8EP.

In the event that a shareholder desires to have a proposal considered for presentation at the 2009 annual meeting of shareholders pursuant to Rule 14a-8, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received not later than 120 days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to shareholders for this Annual Meeting; provided, however, that in the event that the date of the 2009 Annual Meeting is changed by more than 30 days from the date of this Annual Meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 calendar days in advance of such meeting and 10 calendar days following the date on which public announcement of the date of such meeting is first made by the Company.  Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s bylaws.

In the event that a shareholder desires to have a proposal considered for presentation at the 2009 annual meeting of shareholders other than pursuant to Rule 14a-8, such proposal must be received by the Company at least 45 days before the date on which the Company first sent its proxy materials for its immediately preceding annual meeting of shareholders, or, if the Company changes the date of the 2009 Annual Meeting by more than 30 days from the corresponding date for the 2008 Annual  Meeting, a reasonable time before the Company mails its proxy materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2007, apart from the 10% shareholder detailed below, we believe that each person who at any time during the fiscal year was a director, officer or beneficial owner of more than 10% of our Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

Gillian Penton – the holder of 7,865,341 shares of Common Stock, missed one filing during the year ended December 31, 2007 and one filing during 2008.

Manner and Cost of Proxy Solicitation

The Company has retained Morrow & Co., LLC, a professional proxy solicitation firm, at an estimated cost of $35,000 to assist it in soliciting proxies from brokers, nominees, institutions and individuals. Morrow expects that approximately twenty to twenty-five of its employees will assist in the solicitation. The Company may also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company’s expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. Solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail,  Internet or personal solicitation by the persons identified as “participants” on Appendix  A to this proxy statement. No additional compensation will be paid to directors, officers or other regular employees for such services. The Company’s expenses related to the solicitation (in excess of those that the Company would expect to spend for an annual meeting with an uncontested director election and excluding salaries and wages of the Company’s regular employees and officers) are currently expected to be approximately $50,000 in the aggregate, of which $10,000 has been paid to date.

By order of the Board of Directors,

/s/ Helen Wallace
Helen Wallace
Acting Secretary

IMPORTANT

1.
Regardless of how many shares you own, your vote is very important. Please sign, date and mail the enclosed WHITE proxy card, or vote your shares by telephone or Internet. Please vote each WHITE proxy card you receive since each account must be voted separately. Only your latest dated proxy counts.

2.	We urge you NOT to sign any color proxy card sent to you by the Barr Nominees.

3.
Even if you have sent a color proxy card to the Barr Nominees, you have every right to change your vote. You may revoke that proxy, and vote as recommended by management by signing, dating and mailing the enclosed WHITE proxy card in the enclosed envelope.

4.
If your shares are held in the name of a bank, broker or other nominee, you must instruct your bank, broker or nominee to vote your shares. Please vote the WHITE voting instruction form provided by your bank, broker or nominee, or follow the instructions on the voting instruction form to vote by telephone or Internet.

If you have any questions on how to vote your shares, please call our proxy solicitor:

Morrow & Co., LLC at +   44207-222-4645 or + 1-203-658-9400

APPENDIX A

Under applicable regulations of the SEC, the following persons  are "participants" in the Company's solicitation of proxies from the Company's shareholders to vote in favor of the Company's slate of director nominees.  Brian Barrows, Jim Laird, Paul Gothard, Mark Paulson, Chris Gould, Iestyn Morgan, Graham Hilton, Helen Wallace and Helen Williams and Thomas Barr . Although Thomas Barr, by virtue of his position as a director of the Company, is deemed to be a participant, the Company does not expect that Mr. Barr will aid in the solicitation of proxies pursuant to this proxy statement.  All of the information regarding Mr. Barr in this section has been taken from publicly available information, and Mr. Barr has not verified this information.

Information Regarding Ownership of Our Company’s Securities by Participants

The number of shares of Common Stock held by our directors and named executive officers as of October 28, 2008 is set forth in this proxy statement under “Ownership of Securities.”  The number of shares of Common Stock held by other participants as of October 28, 2008 is set forth below.  None of the participants owns any shares of our Common Stock of record that they do not also own beneficially.

Beneficial owner	Number of Shares Beneficially Owned	Percentage of Common Stock Owned
Mark Paulson	2,516,908	3.7%
Chris Gould	--	--
Graham Hilton	--	--
Helen Wallace	--	--
Helen Williams	--	--

Information Regarding Employment of Participants

The following table sets forth the principal occupation of each participant.  Unless otherwise indicated, the business address of each participant is 30 St Mary Axe, London, United Kingdom EC3A 8EP.

Participant	Principal Occupation	Address (if different than above
Brian Barrows	Chairman, CEO Flex Fuels Energy Inc.
Jim Laird	President, Lairdex Exploration Ltd.
Paul Gothard	CFO of Datawind UK Plc.
Mark Paulson	Company employee and Executive Director of Flex Fuels Ltd.
Chris Gould	Company employee, Construction Project Director	--
Iestyn Morgan	Company employee, Executive Director of Flex Fuels Ltd.	--
Graham Hilton	Director, the Energy Crops Company	--
Helen Wallace	Company employee and acting Company Secretary and Financial Controller
Helen Williams	Company employee, Office Administrator
Thomas Barr	Vice President, Investor Relations of the Company

A-1

Information Regarding Transactions in our Company’s Securities by Participants

The following table sets forth all transactions that are deemed purchases and sales of our Common Stock by participants during the past two years.
Name and Address	Date (dd/mm/yy)	Number of Shares (#)	Transaction Type	Total Number of Shares Owned

Brian Barrows	No shares held/ transactions

Jim Laird
	23/05/06	10,000,0000	Stock grant	10,000,000
	28/09/06	(10,000,0000)	Cancellation (1)	0
	28/09/06	7,500,000	Stock grant	7,500,000
	13/02/07	(7,500,000)	Cancellation (1)	0
	13/02/07	5,000,000	Stock grant	5,000,000
	11/05/07	(5,000,000)	Cancellation (1)	0
	11/05/2007	16,667	Stock grant	16,667
	22/05/07	83,335	Dividend issued (1)	100,002

Paul Gothard	13/05/08	65,000	Stock grant	65,000

Mark Paulson	29/05/07	2,516,908	Received in exchange(2)	2,516,908

Chris Gould	No shares held/ Transactions

Iestyn Morgan	29/05/07	6,606,887	Received in exchange (2)	6,606,887

Graham Hilton	No shares held/ Transactions

Helen Wallace	No Shares held/ transactions

Helen Williams	No shares held/ transactions

Thomas Barr
	26/12/2006	68,673	Stock grant	68,673
	22/05/2007	343,365	Dividend Issued	412,038
	24/05/2007	137,344	Stock grant	549,382
	25/05/2007	200,000	Purchase	749,382

Notes

(1) Mr. Laird was appointed President & CEO of Malibu Minerals Inc.  Prior to the acquisition of FFE Ltd., Malibu Minerals, Inc. underwent several recapitalizations which resulted in the cancellation of previous stock grants to Mr. Laird.

(2) Messrs. Morgan & Paulson received shares as part of the acquisition of FFE Ltd., whereby shares of FFE Ltd were exchanged for shares of the Company.

A-2

PRELIMINARY PROXY CARD

FLEX FUELS ENERGY, INC. 30 St Mary Axe London, United Kingdom EC3A 8EP
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Flex Fuels Energy, Inc., c/o Morrow & Co., LLC, One Queen Anne’s Gate, London, SW1H, 9BN, Great Britain.

VOTE BY INTERNET:
Please have your proxy card available when you access the website http://www.proxyvoting.com/FXFL and follow the simple directions that will be presented to you.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLEX FUELS ENERGY, INC.		For	Withhold	For All	To withhold authority to vote for any individual
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 1.		All	All	Except	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote on Directors		☐	☐	☐
(1) To elect three persons to the Board of Directors.
Nominees:

01.	Brian Barrows
02.	Paul Gothard
03.	James Laird

		For	Against	Abstain
		☐	☐	☐

(2) These proxies are authorized to vote, in their discretion, upon all such matters as may properly come before the Annual Meeting.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Proxy card solicited for use by the Board of Directors at the Annual Meeting of Stockholders of the Company
To be Held on December 12, 2008

The undersigned shareholder(s) of Flex Fuels Energy, Inc., a Nevada corporation (the “Company”), hereby appoints Brian Barrows, Paul Gothard and James Laird, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 30 St Mary Axe London, United Kingdom EC3A 8EP, on December 12, 2008 at 11:00 a.m., local time, and at any and all adjournments, postponements, continuations or reschedulings thereof (the “Annual Meeting”), with all the powers the undersigned would possess if personally present at the Annual Meeting, as directed herein.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSAL TWO.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
USING THE ENCLOSED REPLY ENVELOPE.